Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before income taxes for the years ended December 31, 2018, 2017 and 2016 consisted of:

(in thousands)	2018	2017	2016
Pretax income in The Netherlands	$(1,675)	$42,220	$20,695
Pretax income from foreign operations	227,412	72,155	36,213
	$225,737	$114,375	$56,908

Income taxes for the years ended December 31, 2018, 2017 and 2016 are as follows:

(in thousands)	2018	2017	2016
Current—The Netherlands	$5,794	$3,430	$6,043
—Foreign	52,835	10,375	34,543
	58,629	13,805	40,586
Deferred—The Netherlands	2,551	151	188
—Foreign	(25,823)	60,025	(64,169)
	(23,272)	60,176	(63,981)
Total income tax expense (benefit)	$35,357	$73,981	$(23,395)

The Netherlands statutory income tax rate was 25% for the years ended December 31, 2018, 2017 and 2016. Income from foreign subsidiaries is generally taxed at the statutory income tax rates applicable in the respective countries of domicile. The principal items comprising the differences between income taxes computed at The Netherlands statutory rate and our reported income taxes and effective tax rate for the years ended December 31, 2018, 2017 and 2016 are as follows:

	2018		2017		2016
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$56,434	25.0%	$28,594	25.0%	$14,227	25.0%
Taxation of foreign operations, net(1)	(33,994)	(15.1)	(38,635)	(33.8)	(43,265)	(76.0)
Tax impact from permanent items	2,949	1.3	(1,586)	(1.4)	5,938	10.4
Tax impact from tax-exempt income	(2,326)	(1.0)	(1,558)	(1.4)	(3,331)	(5.9)
Tax contingencies, net(2)	13,570	6.0	23,189	20.3	1,761	3.1
Changes in tax laws and rates(3)	1,907	0.8	12,958	11.3	399	0.7
Stock Compensation(4)	(4,740)	(2.1)	(5,237)	(4.6)	—	—
Government incentives and other deductions(5)	(2,892)	(1.2)	(4,949)	(4.3)	(2,543)	(4.5)
Prior year taxes	494	0.2	(2,319)	(2.0)	1,411	2.5
Valuation allowance(3)	3,293	1.5	62,644	54.8	1,521	2.7
Other items, net	662	0.3	880	0.8	487	0.9
Total income tax expense (benefit)	$35,357	15.7%	$73,981	64.7%	$(23,395)	(41.1)%
  ____________________
(1) Our effective tax rate reflects the benefit of our global operations where certain income or loss is taxed at rates higher or lower than The Netherlands’ statutory rate of 25% as well as the benefit of some income being partially exempt from income taxes due to various intercompany operating and financing activities. The most significant tax benefits from these foreign operating and financing activities are attributable to subsidiaries in Germany, Singapore, Switzerland, Ireland and Luxembourg. These foreign tax benefits are due to a combination of favorable tax laws, regulations, rulings, and exemptions in these jurisdictions. Additionally in 2016, in certain foreign jurisdictions (primarily Germany and the U.S.), we recorded acquisition related and impairment charges which reduced pretax income in these higher tax jurisdictions.
(2) During 2018, we reassessed accruals for tax contingencies, primarily related to ongoing income tax audits.
(3) The Netherlands' top statutory corporate income tax rate will be reduced in steps from 25% to 22.55% in 2020 and to 20.5% in 2021. In 2017, we recorded a valuation allowance of $60.8 million against deferred tax assets related to U.S. disallowed interest carryforwards. We also recorded full valuation allowances against other deferred tax assets on tax losses due to unlikely future profits in other jurisdictions.
(4) Beginning in 2017, the excess tax benefits from share-based payments activity are reflected as a reduction of income tax expense, whereas previously they were recognized directly in equity.
(5) Government incentives include favorable tax regulations in the U.S. and the U.K. relating to research and development expense as well as the U.S. Internal Revenue Code Section 199 domestic production activities deduction.
We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in The Netherlands, Germany, and the U.S. Federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in The Netherlands are potentially open back to 2006 for income tax examinations by tax authorities. The German group is open to audit for the tax years starting in 2010. The U.S. consolidated group is subject to Federal and most state income tax examinations by tax authorities beginning with the year ending December 21, 2015 through the current period. Our subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2014.
In February 2014, the U.S. tax authorities (Internal Revenue Service) began the audit of our U.S. Federal tax returns for 2011 and 2012 years and the audit was closed in 2016 without any tax adjustments. As a result, we released $6.6 million of unrecognized tax benefit due to closure of the tax audit. In February 2016, German tax authorities began the audit of the German tax returns for the 2010-2013 tax years and we expect the audit to close in the first half of 2019. The German Tax authority began the audit for the 2014-2016 tax years beginning in February 2019.
Changes in the amount of unrecognized tax benefits for the years ended December 31, 2018, 2017, and 2016 are as follows:

(in thousands)	2018	2017	2016
Balance at beginning of year	$44,033	$18,294	$16,735
Additions based on tax positions related to the current year	3,359	12,212	4,218
Additions for tax positions of prior years	11,984	9,933	5,162
Decrease for tax position of prior years	—	—	(6,796)
Reductions due to lapse of statute of limitations	(1,238)	—	(288)
(Decrease) increase from currency translation	(2,358)	3,594	(737)
Balance at end of year	$55,780	$44,033	$18,294

At December 31, 2018 and 2017, our net unrecognized tax benefits totaled approximately $55.8 million and $44.0 million, respectively, of which $55.8 million and $44.0 million in benefits, if recognized, would favorably affect our effective tax rate in any future period. It is reasonably possible that approximately $22.5 million of the unrecognized tax benefits may be released during the next 12 months due to lapse of statute of limitations or settlements with tax authorities; however, various events could cause our current expectations to change in the future. The above unrecognized tax benefits, if ever recognized in the financial statements, would be recorded in the statements of income as part of the income tax expense.
Our policy is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties within income tax expense. For the years ended December 31, 2018, 2017 and 2016, we have net interest expense and penalties of $1.1 million, $1.5 million and $0.1 million, respectively. At December 31, 2018 and 2017, we have accrued interest of $4.1 million and $3.0 million, respectively, which are not included in the table above.
We have recorded net deferred tax liabilities of $20.5 million and $37.4 million at December 31, 2018 and 2017, respectively. The components of the net deferred tax asset and liability at December 31, 2018 and 2017 are as follows:

	2018		2017
(in thousands)	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability
Net operating loss and credit carryforward	$27,293	$—	$32,530	$—
Accrued and other liabilities	15,480	—	15,748	—
Bad debts, inventory and revaluation	8,324	(7,074)	8,997	(1,420)
Property, plant and equipment	3,604	(25,448)	1,103	(23,649)
Intangible assets	1,721	(63,990)	1,289	(93,771)
Share-based compensation	17,998	—	18,143	—
Deferred interest deductions	60,458	—	60,790	—
Convertible debt	8,102	—	10,865	—
Other	4,788	(3,120)	3,162	(3,313)
	147,768	(99,632)	152,627	(122,153)
Valuation allowance	(68,651)	—	(67,849)	—
	$79,117	$(99,632)	$84,778	$(122,153)
Net deferred tax assets (liabilities)		$(20,515)		$(37,375)

At December 31, 2018, we had $408.7 million in total net operating loss (NOL) carryforwards which included the Netherlands, the U.S. and other foreign net operating loss carryforwards of $30.4 million, $112.2 million and $266.1 million, respectively. The entire NOL in the U.S. is subject to limitations under Section 382 of the U.S. Internal Revenue Code. The NOLs in the U.S. will expire beginning December 31, 2024 through December 31, 2034. At December 31, 2018, we recorded $30.4 million of Netherlands net operating loss, which will expire beginning December 31, 2027. Of the total $266.1 million foreign NOL carryforwards, $3.8 million will expire beginning in 2027 through 2028 while the rest of NOL will not expire.
For the years ended December 31, 2018, 2017 and 2016, the net additions charged to income tax expense for the changes in the valuation allowance totaled $0.8 million, $62.3 million and $1.8 million, respectively. The valuation allowance relates to disallowed interest carryforwards and net operating loss carryforwards. The Company can only recognize a deferred tax asset to the extent this is "more likely than not" that these assets will be realized. Judgments around realizability depend on the availability and weight of both positive and negative evidence.
As of December 31, 2018, a deferred tax liability has not been recognized for residual income taxes in The Netherlands on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either indefinitely reinvested or can be repatriated tax free under the Dutch participation exemption. The indefinitely reinvested earnings retained by subsidiaries amounted to $476.2 million at December 31, 2018. Estimating the amount of the unrecognized deferred tax liability on indefinitely reinvested foreign earnings is not practicable. Should the earnings be remitted as dividends, we may be subject to taxes including withholding tax. We have $25.3 million of undistributed earnings that we do not consider indefinitely reinvested and have recorded deferred taxes or withholding taxes at December 31, 2018 and December 31, 2017, of $0.9 million and $1.0 million, respectively.
In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”). In 2017, we recognized the provisional tax impacts related to the interest expense deduction limitation and the revaluation of deferred tax assets and liabilities and included these amounts in our consolidated financial statements for the year ended December 31, 2017. We completed our analysis within the SAB measurement period and determined there is no change.